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                                                                  EXHIBIT 10.29


                           NON-COMPETITION AGREEMENT


This Non-Competition Agreement is made this 26th day of March 2003 by and between Manhattan Associates ("Employer") and Neil Thall ("Employee").

WHEREAS, Employee and Employer mutually desire to terminate their employment relationship;

WHEREAS, Employee has agreed to waive all rights to any severance payments which were due to him under his employment agreement dated March 30, 1998.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, and in consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1. CONSIDERATION FOR SIGNING. In consideration for Employee signing this agreement, Employee shall receive $210,000.00 with proper withholdings for taxes, and paid in 12 equal semi-monthly installments of $17,500.00. Further, and in consideration of such payments, Employee agrees to provide reasonable telephonic consulting services to Employer to assist in matters, which may arise regarding transitioning Employee's duties to others. Further, Employee agrees to waive any severance payments or any other rights (but not any obligations due to Employer) due under his employment agreement dated March 30, 1998.

2. NON-COMPETITION. Employee agrees that he will not work for any of the direct competitors to Employer listed in Schedule A for a period of Eighteen (18) months from the date of termination without written consent of Employer. Further, Employee agrees that he will not recruit or hire, another employee of Employer for a period of Eighteen (18) months from the date of termination or cause another employee of Employer to be hired by any competitor of Employer for a period of Eighteen (18) months from the date of termination.

3. EFFECT OF VIOLATIONS BY EMPLOYEE. Employee agrees and understands that any action by him in violation of this NON-COMPETITION AGREEMENT shall void Employer's payment to the Employee of all severance monies and benefits provided for herein and shall require immediate repayment by the Employee of the value of all consideration paid to Employee by Employer pursuant to this Agreement, and shall further require Employee to pay all reasonable costs and attorneys' fees in defending any action Employee brings, plus any other damages to which the Employer may be entitled.

4. SEVERABILITY. If any provision, or portion thereof, of this NON COMPETITION AGREEMENT is held invalid or unenforceable under applicable statute or rule of law, only that provision shall be deemed omitted from this Agreement, and only to the extent to which it is held invalid and the remainder of the Agreement shall remain in full force and effect.

5. OPPORTUNITY FOR REVIEW. Employee understands that he shall have the right to have twenty-one (21) days from the date of receipt of this Agreement to review this document, and within seven (7) days of signing this NON COMPETITION AGREEMENT, to revoke this Agreement. Employer agrees and Employee understands that he does not waive any rights or claims that may arise after the date this Agreement is executed. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD ACCESS TO INDEPENDENT LEGAL COUNSEL OF THEIR OWN CHOOSING IN CONNECTION WITH ENTERING INTO THIS AGREEMENT, AND THE PARTIES HEREBY ACKNOWLEDGE THAT THEY FULLY UNDERSTAND THE TERMS AND CONDITIONS OF THIS AGREEMENT AND AGREE TO BE FULLY BOUND BY AND SUBJECT THERETO.


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I have read this Agreement, I understand its contents, and I willingly, voluntarily, and knowingly accept and agree to the terms and conditions of this Agreement. I acknowledge and represent that I received a copy of this Agreement on March 26, 2003.


EMPLOYEE:


/s/ Neil Thall                               3/26/03
------------------------------------         ----------------------------------
Neil Thall                                   Date


EMPLOYER:


/s/ James M. Cook                                    3/26/03
------------------------------------         ----------------------------------
James M. Cook, Vice President,               Date
Human Resources


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                                   SCHEDULE A


American Software
Catalyst International
EXE Technologies
FASCOR
Genco
HK Systems
Highjump
Heyde
IBS
IMI
Infoscan
Intentia
Interlink
Irista
J.D. Edwards
IRMS (Integrated Warehousing Solutions)
Lily Software
LIS
Logility
MARC
Majure Data
MCBA
OMI International, Inc.
Optum Software
Oracle
PCS
Provia
QSSI
Radcliffe Datahorse
Radio Beacon
Red Prairie
Retek
RLM
RT Systems
Robocom Systems, Inc.
SAP
Savant (parent ExecutivePerformance Systems - EPS Development)
Scandata Systems
Swisslog
SSA Global Technologies (Interbiz)
Tecsys
V3 Systems
Vertex
Yantra
Manugistics
I2
G-Log
Kewill
Nistevo
Elogex
NTE
Descartes
GT Nexus
LeanLogistics


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